EX-99.h.3.e

December 1, 2021

State Street Bank and Trust Company

One Heritage Drive

North Quincy, Massachusetts 02171

Attention: Derek Hunter, Vice President

Re: Aberdeen Funds (the “Trust”) – Additional Funds Letter

Ladies and Gentlemen:

Reference is made to the Sub-Administration Agreement between State Street Bank and Trust Company (the “Sub-Administrator”) and Aberdeen Standard Investments Inc. (the “Administrator”) dated as of June 1, 2010, as amended and supplemented (the “Agreement”). Pursuant to the Agreement, this letter is to provide notice of the creation of Aberdeen International Sustainable Leaders Fund, Aberdeen Global High Income Fund and Aberdeen Global Equity Impact Fund, the new Funds (as defined in the Agreement) of Aberdeen Funds.

In accordance with Section 1 of the Agreement, we request that you act as Sub-Administrator with respect to the additional Funds listed above. A current Schedule A to the Agreement is attached hereto. In connection with such request, the undersigned hereby confirms to you, as of the date hereof, the representations and warranties in Section 4 of the Agreement.

Please indicate your acceptance of the foregoing change by returning an executed copy of this letter to Aberdeen Standard Investments Inc.

[signature page follows]

Sincerely,

ABERDEEN STANDARD INVESTMENTS INC.

By:	/s/ Lucia Sitar
Name:	Lucia Sitar
Title:	Vice President

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ David Whelan
Name:	David Whelan
Title:	Vice President

SUB-ADMINISTRATION AGREEMENT

Effective June 1, 2010

As amended December 1, 2021

SCHEDULE A

Listing of Funds

Fund Name	Classes of Shares
Aberdeen U.S. Sustainable Leaders Smaller Companies Fund (formerly, Aberdeen Focused U.S. Equity Fund)	Class A Class C Class R Institutional Class Institutional Service Class Class T
Aberdeen U.S. Small Cap Equity Fund (formerly, Aberdeen Small Cap Fund)	Class A Class C Class R Institutional Class Institutional Service Class Class T
Aberdeen China A Share Equity Fund (formerly, Aberdeen China Opportunities Fund)	Class A Class C Class R Institutional Class Institutional Service Class Class T
Aberdeen Emerging Markets Sustainable Leaders Fund (formerly, Aberdeen International Equity Fund)	Class A Class C Class R Institutional Class Institutional Service Class Class T
Aberdeen Global Equity Fund	Class A Class C Class R Institutional Class Institutional Service Class Class T

Fund Name	Classes of Shares
Aberdeen Emerging Markets Fund	Class A Class C Class R Institutional Class Institutional Service Class Class T
Aberdeen Global Absolute Return Strategies Fund (formerly, Aberdeen Global Unconstrained Fixed Income Fund)	Class A Class C Class R Institutional Class Institutional Service Class Class T
Aberdeen International Small Cap Fund (formerly, Aberdeen Global Small Cap Fund)	Class A Class C Class R Institutional Class Institutional Service Class Class T
Aberdeen Intermediate Municipal Income Fund (formerly, Aberdeen Tax-Free Income Fund)	Class A Class C Class R Institutional Class Institutional Service Class Class T

Fund Name	Classes of Shares
Aberdeen U.S. Sustainable Leaders Fund (formerly, Aberdeen U.S. Multi-Cap Equity Fund)	Class A Class C Class R Institutional Class Institutional Service Class Class T
Aberdeen Emerging Markets Debt Fund	Class A Class C Class R Institutional Class Institutional Service Class Class T
Aberdeen Dynamic Dividend Fund	Class A Institutional Class
Aberdeen Global Infrastructure Fund	Class A Institutional Class
Aberdeen Short Duration High Yield Municipal Fund (formerly, Aberdeen High Yield Managed Duration Municipal Fund)	Class A Institutional Class
Aberdeen Ultra Short Municipal Income Fund	Class A Class A1 Institutional Class
Aberdeen International Real Estate Equity Fund	Class A Institutional Class
Aberdeen Realty Income & Growth Fund	Class A Institutional Class
Aberdeen International Sustainable Leaders Fund	Class A Institutional Class
Aberdeen Global High Income Fund	Class A Institutional Class
Aberdeen Global Equity Impact Fund	Class A Institutional Class

ANNEX 1

ABERDEEN STANDARD INVESTMENTS INC.

Liquidity Risk Measurement Services	FREQUENCY
ABERDEEN FUNDS

Aberdeen China A Share Equity Fund

(formerly, Aberdeen China Opportunities Fund)

Aberdeen Dynamic Dividend Fund

Aberdeen Emerging Markets Debt Fund

Aberdeen Emerging Markets Fund

Aberdeen U.S. Sustainable Leaders Smaller Companies Fund

(formerly, Aberdeen Focused U.S. Equity Fund)

Aberdeen Global Equity Fund

Aberdeen Global Infrastructure Fund

Aberdeen Global Absolute Return Strategies Fund

(formerly, Aberdeen Global Unconstrained Fixed Income Fund)

Aberdeen Short Duration High Yield Municipal Fund

(formerly, Aberdeen High Yield Managed Duration Municipal Fund)

Aberdeen Emerging Markets Sustainable Leaders Fund

(formerly, Aberdeen International Equity Fund)

Aberdeen International Real Estate Fund

Aberdeen International Small Cap Fund

Aberdeen Realty Income & Growth Fund

Aberdeen Intermediate Municipal Income Fund

(formerly, Aberdeen Tax-Free Income Fund)

Aberdeen U.S. Sustainable Leaders Fund

(formerly, Aberdeen U.S. Multi-Cap Equity Fund)

Aberdeen U.S. Small Cap Equity Fund

Aberdeen Ultra Short Municipal Income Fund

Aberdeen International Sustainable Leaders Fund

Aberdeen Global High Income Fund

Aberdeen Global Equity Impact Fund

Daily

Form N-PORT Services and Quarterly Portfolio of Investments Services	Service Type
ABERDEEN FUNDS	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services

Aberdeen China A Share Equity Fund

(formerly, Aberdeen China Opportunities Fund)

Aberdeen Dynamic Dividend Fund

Aberdeen Emerging Markets Debt Fund

Aberdeen Emerging Markets Fund

Aberdeen U.S. Sustainable Leaders Smaller Companies Fund

(formerly, Aberdeen Focused U.S. Equity Fund)

Aberdeen Global Equity Fund

Aberdeen Global Infrastructure Fund

Aberdeen Global Absolute Return Strategies Fund

(formerly, Aberdeen Global Unconstrained Fixed Income Fund)

Aberdeen Short Duration High Yield Municipal Fund

(formerly, Aberdeen High Yield Managed Duration Municipal Fund)

Aberdeen Emerging Markets Sustainable Leaders Fund

(formerly, Aberdeen International Equity Fund)

Aberdeen International Real Estate Fund

Aberdeen International Small Cap Fund

(formerly, Aberdeen Global Small Cap Fund)

Aberdeen Realty Income & Growth Fund

Aberdeen Intermediate Municipal Income Fund

(formerly, Aberdeen Tax-Free Income Fund)

Aberdeen U.S. Sustainable Leaders Fund

(formerly, Aberdeen U.S. Multi-Cap Equity Fund)

Aberdeen U.S. Small Cap Equity Fund

(formerly Aberdeen Small Cap Fund)

Aberdeen Ultra Short Municipal Income Fund

Aberdeen International Sustainable Leaders Fund

Aberdeen Global High Income Fund

Aberdeen Global Equity Impact Fund

Standard

Form N-CEN Services
Aberdeen Funds